Exhibit 99.1
Live Oak Bancshares, Inc. Reports Second Quarter 2026 Results
WILMINGTON, NC, July 22, 2026 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported second quarter of 2026 net income attributable to common shareholders of $34.7 million, or $0.74 per diluted common share.
Live Oak’s performance in the quarter, compared to the first quarter of 2026 and second quarter of 2025, includes these notable items:
•Strong loan production of $1.55 billion accompanied by strong deposit growth of $712.5 million as of June 30, 2026, compared to March 31, 2026, with total assets growing by 4.8% and 16.0% to $16.04 billion as of June 30, 2026, compared to March 31, 2026 and June 30, 2025, respectively
•Net interest income increased 5.0% and 14.8% compared to the first quarter of 2026 and second quarter of 2025, respectively. Net interest margin increased 6 basis points during the second quarter of 2026 from 3.27% for the first quarter of 2026 to 3.33% and increased 5 basis points compared to the second quarter of 2025
•Revenue (comprised of net interest income and noninterest income) increased 7.3% and 11.8% compared to the first quarter of 2026 and second quarter of 2025, respectively, and noninterest expense decreased 0.9% and 0.8% compared to the first quarter of 2026 and second quarter of 2025, respectively, which generated a 19.0% and 31.5% increase in pre-provision net revenue1 compared to the first quarter of 2026 and second quarter of 2025, respectively
•Provision expense for credit losses of $25.8 million for the second quarter of 2026, increased $5.7 million and $2.5 million compared to the first quarter of 2026 and second quarter of 2025, respectively
“Live Oak Bank’s performance in the second quarter includes several milestones worth highlighting,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “With $1.5 billion of loan originations, record Live Oak Express small dollar originations and strong checking balance growth, Live Oak layered another strong quarter of sustainable momentum across our core business. We are dedicated to serving American business owners with the capital and banking excellence they need, and our shareholders are seeing our path to success taking shape. It is an exciting time to be part of Live Oak’s journey, and I am incredibly proud of our teams."
Conference Call
Live Oak will host a conference call to discuss the Company's financial results and business outlook tomorrow, July 23, 2026, at 9:00 a.m. ET. The call will be accessible by telephone and webcast. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 833.461.5787
Meeting ID: 646976405
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Analyst Registration
To participate in Q&A, analysts must receive a unique passcode. Please follow instructions located at investor.liveoakbank.com.

(1)See accompanying GAAP to Non-GAAP Reconciliation.

Second Quarter 2026 Key Measures

(Dollars in thousands, except per share data)				2Q 2026 Change vs.
				1Q 2026		2Q 2025
	2Q 2026	1Q 2026	2Q 2025	$	%	$	%
Total revenue (1)	$156,145	$145,474	$139,676	$10,671	7.3%	$16,469	11.8%
Total noninterest expense	84,525	85,293	85,222	(768)	(0.9)	(697)	(0.8)
Provision for credit losses	25,800	20,100	23,252	5,700	28.4	2,548	11.0
Income before taxes	45,820	40,081	31,202	5,739	14.3	14,618	46.8
Effective tax rate	19.9%	25.3%	25.0%	n/a	n/a	n/a	n/a
Net income attributable to common shareholders	$34,701	$27,946	$23,428	$6,755	24.2%	$11,273	48.1%
Diluted earnings per common share	0.74	0.60	0.51	0.14	23.3	0.23	45.1
Loan and lease production	1,548,432	1,368,311	1,526,592	180,121	13.2	21,840	1.4
Total loans and leases	13,142,671	12,593,529	11,364,846	549,142	4.4	1,777,825	15.6
Total assets	16,038,141	15,300,033	13,831,208	738,108	4.8	2,206,933	16.0
Total deposits	14,547,526	13,835,058	12,594,790	712,468	5.1	1,952,736	15.5
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; the impacts of any pandemic or public health situation on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; risks relating to the deployment and use of artificial intelligence by the Company, its customers, and counterparties; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third-party service providers; risks relating to the material weakness we identified in our internal control over financial reporting; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoak.bank.
Contacts:
Walter J. Phifer | CFO | Investor Relations | 910.218.2196
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					2Q 2026 Change vs.
	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2026	2Q 2025
Interest income						%	%
Loans and fees on loans	$221,705	$214,129	$218,852	$211,599	$204,513	3.5	8.4
Investment securities, taxable	13,411	13,009	12,679	12,175	11,648	3.1	15.1
Other interest earning assets	6,601	6,726	8,124	7,654	8,123	(1.9)	(18.7)
Total interest income	241,717	233,864	239,655	231,428	224,284	3.4	7.8
Interest expense
Deposits	114,776	112,847	114,879	114,266	113,380	1.7	1.2
Borrowings	1,603	1,617	1,656	1,677	1,683	(0.9)	(4.8)
Total interest expense	116,379	114,464	116,535	115,943	115,063	1.7	1.1
Net interest income	125,338	119,400	123,120	115,485	109,221	5.0	14.8
Provision for credit losses	25,800	20,100	21,845	22,242	23,252	28.4	11.0
Net interest income after provision for credit losses	99,538	99,300	101,275	93,243	85,969	0.2	15.8
Noninterest income
Loan servicing revenue	9,194	9,094	9,227	8,812	8,565	1.1	7.3
Loan servicing asset revaluation	(4,278)	(3,487)	(3,932)	(4,360)	(3,057)	(22.7)	(39.9)
Net gains on sales of loans	17,554	15,425	12,313	17,099	17,570	13.8	(0.1)
Net gain (loss) on loans accounted for under the fair value option	291	(1,165)	1,518	(350)	1,082	125.0	(73.1)
Equity method investments income (loss)	74	(817)	23,812	(1,470)	(2,716)	109.1	102.7
Equity security investments gains, net	—	—	4,691	18	1,004	—	(100.0)
Lease income	2,238	2,135	2,196	2,179	3,103	4.8	(27.9)
Other noninterest income	5,734	4,889	(38)	4,917	4,904	17.3	16.9
Total noninterest income	30,807	26,074	49,787	26,845	30,455	18.2	1.2
Noninterest expense
Salaries and employee benefits	48,776	49,354	47,988	49,910	46,008	(1.2)	6.0
Travel expense	1,933	1,463	1,715	1,618	1,634	32.1	18.3
Professional services expense	2,938	2,516	2,855	1,999	2,874	16.8	2.2
Advertising and marketing expense	2,734	3,051	2,298	1,839	4,420	(10.4)	(38.1)
Occupancy expense	2,364	2,410	2,317	2,339	2,369	(1.9)	(0.2)
Technology expense	9,608	9,749	13,397	10,234	10,066	(1.4)	(4.5)
Equipment expense	3,662	3,693	3,677	3,320	3,685	(0.8)	(0.6)
Other loan origination and maintenance expense	4,864	5,919	4,917	4,777	4,190	(17.8)	16.1
Renewable energy tax credit investment impairment	26	—	129	336	270	100.0	(90.4)
FDIC insurance	4,788	4,401	3,933	3,643	3,545	8.8	35.1
Other expense	2,832	2,737	5,927	3,501	6,161	3.5	(54.0)
Total noninterest expense	84,525	85,293	89,153	83,516	85,222	(0.9)	(0.8)
Income before taxes	45,820	40,081	61,909	36,572	31,202	14.3	46.8
Income tax expense	9,116	10,134	15,787	10,106	7,815	(10.0)	16.6
Net income	36,704	29,947	46,122	26,466	23,387	22.6	56.9
Net loss attributable to non-controlling interest	91	93	88	50	41	(2.2)	122.0
Net income attributable to Live Oak Bancshares, Inc.	36,795	30,040	46,210	26,516	23,428	22.5	57.1
Preferred stock dividends	2,094	2,094	2,094	954	—	—	100.0
Net income attributable to common shareholders	$34,701	$27,946	$44,116	$25,562	$23,428	24.2	48.1
Earnings per common share
Basic	$0.75	$0.61	$0.96	$0.56	$0.51	23.0	47.1
Diluted	$0.74	$0.60	$0.95	$0.55	$0.51	23.3	45.1
Weighted average shares outstanding
Basic	46,265,757	46,138,609	45,906,268	45,780,794	45,634,741
Diluted	46,594,482	46,509,040	46,298,408	46,216,958	45,795,608

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					2Q 2026 Change vs.
	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2026	2Q 2025
Assets						%	%
Cash and due from banks	$927,630	$816,135	$864,904	$892,445	$662,755	13.7	40.0
Certificates of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,467,855	1,434,538	1,427,401	1,373,219	1,325,206	2.3	10.8
Loans held for sale	511,812	435,313	420,055	360,693	350,791	17.6	45.9
Loans and leases held for investment (1)	12,630,859	12,158,216	11,973,622	11,554,818	11,014,055	3.9	14.7
Allowance for credit losses on loans and leases	(193,417)	(193,279)	(192,264)	(185,700)	(182,231)	(0.1)	(6.1)
Net loans and leases	12,437,442	11,964,937	11,781,358	11,369,118	10,831,824	3.9	14.8
Premises and equipment, net	231,198	235,329	240,203	241,140	246,493	(1.8)	(6.2)
Foreclosed assets	11,017	12,005	8,208	11,024	6,318	(8.2)	74.4
Servicing assets	66,733	64,677	63,155	62,491	60,359	3.2	10.6
Other assets	384,204	336,849	329,244	355,522	347,212	14.1	10.7
Total assets	$16,038,141	$15,300,033	$15,134,778	$14,665,902	$13,831,208	4.8	16.0
Liabilities and shareholders’ equity
Liabilities
Deposits:
Noninterest-bearing	$605,237	$510,917	$515,051	$494,019	$393,393	18.5	53.9
Interest-bearing	13,942,289	13,324,141	13,173,608	12,796,704	12,201,397	4.6	14.3
Total deposits	14,547,526	13,835,058	13,688,659	13,290,723	12,594,790	5.1	15.5
Borrowings	99,766	99,746	102,404	105,045	107,659	—	(7.3)
Other liabilities	73,931	83,468	89,609	67,585	61,494	(11.4)	20.2
Total liabilities	14,721,223	14,018,272	13,880,672	13,463,353	12,763,943	5.0	15.3
Shareholders’ equity
Preferred stock	96,266	96,266	96,266	96,266	—	—	100.0
Class A common stock (voting)	399,396	392,258	388,389	383,288	377,953	1.8	5.7
Class B common stock (non-voting)	—	—	—	—	—	—	—
Retained earnings	869,757	836,444	809,885	770,820	746,450	4.0	16.5
Accumulated other comprehensive loss	(52,555)	(47,352)	(44,672)	(52,151)	(61,514)	(11.0)	14.6
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	1,312,864	1,277,616	1,249,868	1,198,223	1,062,889	2.8	23.5
Non-controlling interest	4,054	4,145	4,238	4,326	4,376	(2.2)	(7.4)
Total shareholders' equity	1,316,918	1,281,761	1,254,106	1,202,549	1,067,265	2.7	23.4
Total liabilities and shareholders’ equity	$16,038,141	$15,300,033	$15,134,778	$14,665,902	$13,831,208	4.8	16.0
(1)Includes $232.1 million, $244.9 million, $260.6 million, $280.3 million and $303.8 million loans measured at fair value for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively.

Live Oak Bancshares, Inc.
Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Six Months Ended
	June 30, 2026	June 30, 2025
Interest income
Loans and fees on loans	$435,834	$400,129
Investment securities, taxable	26,420	22,737
Other interest earning assets	13,327	14,523
Total interest income	475,581	437,389
Interest expense
Deposits	227,623	224,268
Borrowings	3,220	3,368
Total interest expense	230,843	227,636
Net interest income	244,738	209,753
Provision for credit losses	45,900	52,216
Net interest income after provision for credit losses	198,838	157,537
Noninterest income
Loan servicing revenue	18,288	16,863
Loan servicing asset revaluation	(7,765)	(7,785)
Net gains on sales of loans	32,979	33,008
Net (loss) gain on loans accounted for under the fair value option	(874)	48
Equity method investments (loss) income	(743)	(4,955)
Equity security investments gain (losses), net	—	1,024
Lease income	4,373	5,676
Other noninterest income	10,623	8,947
Total noninterest income	56,881	52,826
Noninterest expense
Salaries and employee benefits	98,130	91,537
Travel expense	3,396	3,698
Professional services expense	5,454	5,898
Advertising and marketing expense	5,785	8,085
Occupancy expense	4,774	5,106
Technology expense	19,357	19,317
Equipment expense	7,355	7,430
Other loan origination and maintenance expense	10,783	8,775
Renewable energy tax credit investment impairment	26	270
FDIC insurance	9,189	7,096
Other expense	5,569	8,817
Total noninterest expense	169,818	166,029
Income before taxes	85,901	44,334
Income tax expense	19,250	11,279
Net income	66,651	33,055
Net loss attributable to non-controlling interest	184	90
Net income attributable to Live Oak Bancshares, Inc.	66,835	33,145
Preferred stock dividends	4,188	—
Net income attributable to common shareholders	$62,647	$33,145
Earnings per common share
Basic	$1.36	$0.72
Diluted	$1.35	$0.72
Weighted average shares outstanding
Basic	46,202,534	45,556,842
Diluted	46,552,112	45,825,543

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Income Statement Data
Net income attributable to common shareholders	$34,701	$27,946	$44,116	$25,562	$23,428
Per Common Share
Net income, diluted	$0.74	$0.60	$0.95	$0.55	$0.51
Dividends declared - common	0.03	0.03	0.03	0.03	0.03
Book value per common share	26.29	25.55	25.06	24.03	23.36
Tangible book value per common share (1)	26.20	25.46	24.97	23.96	23.29
Performance Ratios
Return on average assets (annualized)	0.90%	0.74%	1.19%	0.72%	0.68%
Return on average common equity (annualized)	11.36	9.39	15.25	9.32	8.85
Net interest margin	3.33	3.27	3.38	3.33	3.28
Efficiency ratio (1)	54.13	58.63	51.56	58.68	61.01
Noninterest income to total revenue	19.73	17.92	28.79	18.86	21.80
Selected Loan Metrics
Loans and leases originated	$1,548,432	$1,368,311	$1,638,113	$1,648,711	$1,526,592
Outstanding balance of sold loans serviced	5,991,590	5,943,787	5,599,724	5,563,363	5,321,284
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.56%	1.62%	1.64%	1.65%	1.70%
Net charge-offs (3)	$24,162	$18,585	$13,739	$16,816	$31,445
Net charge-offs to average loans and leases held for investment (2) (3)	0.80%	0.63%	0.48%	0.61%	1.19%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$124,336	$116,791	$101,371	$76,887	$59,555
Guaranteed	346,419	327,409	399,786	379,381	336,777
Total	470,755	444,200	501,157	456,268	396,332
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	1.00%	0.98%	0.87%	0.68%	0.56%

Nonperforming loans at fair value (4)
Unguaranteed	$6,623	$6,884	$7,715	$6,775	$8,873
Guaranteed	52,695	54,679	53,887	54,887	60,453
Total	59,318	61,563	61,602	61,662	69,326
Unguaranteed nonperforming fair value loans to fair value loans held for investment (4)	2.85%	2.81%	2.96%	2.42%	2.92%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	10.42%	10.63%	10.53%	10.51%	10.67%
Tier 1 leverage capital (to average assets)	8.59	8.47	8.48	8.57	7.90
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended June 30, 2026			Three Months Ended March 31, 2026			Three Months Ended June 30, 2025
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$710,110	$6,601	3.73%	$729,938	$6,726	3.74%	$727,715	$8,123	4.48%
Investment securities	1,519,670	13,411	3.54	1,492,023	13,009	3.54	1,408,942	11,648	3.32
Loans held for sale	527,857	10,441	7.93	514,501	9,792	7.72	381,531	8,008	8.42
Loans and leases held for investment (1)	12,322,003	211,264	6.88	12,081,396	204,337	6.86	10,843,303	196,505	7.27
Total interest-earning assets	15,079,640	241,717	6.43	14,817,858	233,864	6.40	13,361,491	224,284	6.73
Less: Allowance for credit losses on loans and leases	(193,304)			(190,522)			(186,022)
Noninterest-earning assets	537,352			547,970			539,485
Total assets	$15,423,688			$15,175,306			$13,714,954
Interest-bearing liabilities:
Savings	$7,170,652	$58,289	3.26%	$6,910,397	$55,420	3.25%	$6,241,053	$56,529	3.63%
Certificates of deposit	5,637,001	51,968	3.70	5,730,803	53,337	3.77	5,392,494	52,789	3.93
Other interest-bearing deposits	629,105	4,519	2.88	579,330	4,090	2.86	479,735	4,062	3.40
Total deposits	13,436,758	114,776	3.43	13,220,530	112,847	3.46	12,113,282	113,380	3.75
Borrowings	99,743	1,603	6.45	103,329	1,617	6.35	109,463	1,683	6.17
Total interest-bearing liabilities	13,536,501	116,379	3.45	13,323,859	114,464	3.48	12,222,745	115,063	3.78
Noninterest-bearing deposits	536,054			491,301			375,503
Noninterest-bearing liabilities	29,222			69,596			53,717
Shareholders' equity	1,317,767			1,286,313			1,058,572
Non-controlling interest	4,144			4,237			4,417
Total liabilities and shareholders' equity	$15,423,688			$15,175,306			$13,714,954
Net interest income and interest rate spread		$125,338	2.98%		$119,400	2.92%		$109,221	2.95%
Net interest margin			3.33			3.27			3.28
Ratio of average interest-earning assets to average interest-bearing liabilities			111.40%			111.21%			109.32%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended
	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Total shareholders’ equity	$1,316,918	$1,281,761	$1,254,106	$1,202,549	$1,067,265
Less:
Preferred stock	96,266	96,266	96,266	96,266	—
Non-controlling interest	4,054	4,145	4,238	4,326	—
Total common shareholders' equity	$1,216,598	$1,181,350	$1,153,602	$1,101,957	$1,067,265
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	2,013	2,089	2,165	1,453	1,491
Tangible common shareholders’ equity (a)	$1,212,788	$1,177,464	$1,149,640	$1,098,707	$1,063,977
Shares outstanding (c)	46,283,620	46,240,691	46,032,402	45,855,739	45,686,081
Total assets	$16,038,141	$15,300,033	$15,134,778	$14,665,902	$13,831,208
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	2,013	2,089	2,165	1,453	1,491
Tangible assets (b)	$16,034,331	$15,296,147	$15,130,816	$14,662,652	$13,827,920
Tangible common shareholders’ equity to tangible assets (a/b)	7.56%	7.70%	7.60%	7.49%	7.69%
Tangible book value per common share (a/c)	$26.20	$25.46	$24.97	$23.96	$23.29
Efficiency ratio:
Noninterest expense (d)	$84,525	$85,293	$89,153	$83,516	$85,222
Net interest income	125,338	119,400	123,120	115,485	109,221
Noninterest income	30,807	26,074	49,787	26,845	30,455
Total revenue (e)	$156,145	$145,474	$172,907	$142,330	$139,676
Efficiency ratio (d/e)	54.13%	58.63%	51.56%	58.68%	61.01%
Pre-provision net revenue (e-d)	$71,620	$60,181	$83,754	$58,814	$54,454
This press release presents non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.